3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-551-1980

September 30, 2013

Dear Shareholder:

The Sound Shore Fund ended September 30th with a net asset value of $44.36 per share. The third quarter total return of 7.46% outperformed the Standard & Poor’s 500 Index at 5.24% and the Dow Jones Industrial Average at 2.12%. Year to date 2013, the Fund’s 27.60% gain exceeded the S&P 500 at 19.79% and the Dow Jones at 17.64%.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended September 30, 2013 were 32.99%, 8.81%, 8.09%, and 7.53%, respectively. As stated in the current prospectus, the Fund’s annual operating expense ratio is 0.94%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Moderate economic growth across most of the world and steady US corporate earnings combined to drive equities higher during the third quarter. Concerns about the impact of the Federal Reserve’s “taper” and gridlock in Washington proved secondary. After lagging for much of the year, emerging markets partially caught up which helped the more cyclical materials and industrial stocks to perform best. Meanwhile, the “bond proxy” telecommunication sector was the S&P 500’s only decliner.

For 35 years, Sound Shore’s contrarian investment process has focused on stocks with below norm valuations where we believe company-driven financial progress can exceed low market expectations. Consistent with our approach, several of the Fund’s best third quarter contributors advanced following significant value-unlocking announcements: Agilent’s spinoff of its industrial test and measurement segment, DuPont’s sale or spin of its performance chemicals unit, Vodafone’s disposition of its Verizon Wireless stake, and Weatherford International’s potential exit from its non-core oil service assets, which represent 1/3 of total revenues. Overall, the Fund’s performance for the quarter was broad-based and reflected company managements’ increased attention to creating shareholder value.

Our biggest laggard for the period, satellite broadcaster DIRECTV, returned a portion of its prior gain due to temporarily slower Brazilian subscriber growth. DTV’s below norm valuation of 11 times forward four quarter earnings and 6 times EBITDA (earnings before interest, taxes, depreciation, and amortization) incorporates little upside for its Latin American franchise, which now represents 20% of revenues.

US stocks have advanced in six of the last eight quarters, a period during which the S&P 500 forward four quarter price/earnings multiple has risen from 11.4 times to 14.7 times, according to Thomson

Baseline. While the market’s P/E remains below the long term median of 16.3 times, many prognosticators are using its recent improvement as the basis for equity market skepticism. Rebuttals to these naysayers, however, include solid corporate earnings and cash flow, healthy balance sheets, and an increasingly constructive alignment between companies and shareholders. Investors should continue to benefit through higher dividends, share repurchases and opportunistic growth investments that lean into a still cautious consensus outlook.

We remain focused on identifying, researching, and owning undervalued, out-of-favor investment opportunities where management-driven improvement will aid in a return to normal valuations. This has been Sound Shore Management’s philosophy since our founding in 1978.

As always, thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 9/30/13:    Agilent Technologies, Inc.: 2.46%; DIRECTV: 2.44%: E. I. DuPont De Nemours and Company: 2.47%; Verizon Wireless: 0.00%; Vodafone Group PLC: 2.48%; and Weatherford International, Ltd.: 2.55%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

The views in this letter were those of the Fund managers as of 9/30/13 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013 (Unaudited)

	Share Amount	Market Value
Common Stocks (97.8%)
Consumer Discretionary (8.7%)
Comcast Corp., Class A	872,900	$39,411,435
DIRECTV †	789,500	47,172,625
Lowe’s Cos., Inc.	870,100	41,425,461
Time Warner, Inc.	603,900	39,742,659

		167,752,180

Consumer Staples (4.4%)
CVS Caremark Corp.	855,300	48,538,275
Procter & Gamble Co.	473,000	35,754,070

		84,292,345

Diversified Financials (14.1%)
Bank of America Corp.	3,632,800	50,132,640
Capital One Financial Corp.	709,400	48,764,156
CIT Group, Inc. †	1,018,300	49,662,491
Citigroup, Inc.	743,800	36,081,738
Invesco, Ltd.	1,390,700	44,363,330
State Street Corp.	116,400	7,653,300
The Charles Schwab Corp.	1,713,900	36,231,846

		272,889,501

Energy (11.1%)
Baker Hughes, Inc.	529,900	26,018,090
BP PLC ADR	1,138,200	47,838,546
Hess Corp.	502,800	38,886,552
Schlumberger, Ltd.	606,800	53,616,848
Weatherford International, Ltd. †	3,218,200	49,335,006

		215,695,042

Health Care (6.8%)
Cardinal Health, Inc.	916,200	47,779,830
UnitedHealth Group, Inc.	573,800	41,089,818

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013 (Unaudited)

	Share Amount	Market Value
Health Care (Continued)
WellPoint, Inc.	508,300	$42,498,963

		131,368,611

Industrials (6.3%)
General Electric Co.	1,999,200	47,760,888
Republic Services, Inc.	1,103,500	36,812,760
Southwest Airlines Co.	2,590,900	37,723,504

		122,297,152

Insurance (7.5%)
American International Group, Inc.	1,061,600	51,625,608
Aon PLC	621,300	46,249,572
Marsh & McLennan Cos., Inc.	1,101,700	47,979,035

		145,854,215

Materials (4.3%)
E.I. du Pont de Nemours & Co.	815,400	47,749,824
Owens-Illinois, Inc. †	1,154,400	34,655,088

		82,404,912

Pharmaceuticals, Biotechnology & Life Sciences (15.8%)
Agilent Technologies, Inc.	930,200	47,672,750
Hospira, Inc. †	1,164,800	45,683,456
Merck & Co., Inc.	886,800	42,220,548
Novartis AG ADR	606,600	46,532,286
Sanofi SA ADR	768,500	38,909,155
Thermo Fisher Scientific, Inc.	583,900	53,806,385
Zoetis, Inc.	1,031,300	32,094,056

		306,918,636

Technology (14.4%)
Applied Materials, Inc.	2,664,400	46,733,576
Flextronics International, Ltd. †	4,736,900	43,058,421
Google, Inc., Class A †	49,650	43,488,932
Microsoft Corp.	1,281,800	42,696,758

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

SEPTEMBER 30, 2013 (Unaudited)

	Share Amount	Market Value
Technology (Continued)
Qualcomm, Inc.	777,600	$52,379,136
Texas Instruments, Inc.	1,238,300	49,866,341

		278,223,164

Utilities (1.9%)
AES Corp.	2,723,800	36,199,302

Wireless Telecommunication Services (2.5%)
Vodafone Group PLC - SP ADR	1,362,000	47,915,160

Total Common Stocks (cost $1,369,915,926)		$1,891,810,220

Short-Term Investments (2.0%)
Money Market Fund (2.0%)
Western Asset Institutional U.S. Treasury Fund, 0.02% (a)	37,740,993	$37,740,993

Total Money Markets (cost $37,740,993)		$37,740,993

Total Investments (99.8%) (cost $1,407,656,919) *		$1,929,551,213
Other Assets less Liabilities (0.2%)		4,727,296

Net Assets (100.0%)		$1,934,278,509

†	Non-income producing security
(a)	Rate disclosed is as of September 30, 2013.

ADR—American Depositary Receipt

PLC—Public Limited Company

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$523,158,117
Gross Unrealized Depreciation	(1,263,823)

Net Unrealized Appreciation	$521,894,294

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013 (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

This Schedule of Investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a.  Security Valuation

Exchange traded securities, including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed-income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”). Short-term instruments with remaining maturities of 60 days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Directors if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

SEPTEMBER 30, 2013 (Unaudited)

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed-income securities and short-term instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of September 30, 2013:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$1,891,810,220	$—	$—	$1,891,810,220
Short-Term Investments	37,740,993	—	—	37,740,993

Total Investments	$1,929,551,213	$—	$—	$1,929,551,213

At September 30, 2013, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by industry type.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels for the three months ended September 30, 2013, based on the valuation input Levels on December 31, 2012.

b. Security Transactions

Security transactions are recorded on a trade date basis.

3. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Fund Counsel

Dechert LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

New York, New York

107-QR-0913

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

SEPTEMBER 30, 2013